Long-term investments	12 Months Ended
Dec. 31, 2021
Long-term investments
Long-term investments

6.Long-term investments

The Group’s long-term investments are investments in entities in which the Group can exercise significant influence and holds an investment in voting common stock of the investee but does not own a majority equity interest or control. The carrying amount of the Group’s equity method investments was RMB4,990 and RMB10,798 (US$1,694) as of December 31, 2020 and 2021, respectively.

Before year 2020, the Group has significant influence over, Guangzhou Bauhinia Technology Co., Ltd. (“Zi Jun”) and its retained 40% equity interest was accounted for as an equity method investment. In January 2020, the Group entered an equity interest transfer agreement to acquire an additional 13.33% equity interests of Zi Jun for cash consideration of RMB200 (US$31), which would result in the Group holding a total equity interest of 53.33%. However, considering the substantive participating rights held by the other shareholders of Zi Jun, the Group continued to account for its investments as an equity method investment as the Group did not obtain control of Zi Jun. The Group’s investment in common shares of Zi Jun was reduced to nil during 2019. Due to the outstanding balance of loans extended by the Group to the investee, the Group continued to pick up its share of losses from Zi Jun amounting to RMB17,426 for the years ended December 31, 2020, which were offset against the outstanding balance of loans extended by the Group to the investee. In September 2020, the Group acquired an additional 6.67% equity interest of Zi Jun for total cash consideration of RMB89 (US$14), which resulted in the Group holding a total equity interest of 60%. Upon the closing of this transaction, the Group obtained control of Zi Jun and no further share of income/losses from Zi Jun was recgnonised since then.

6.Long-term investments (Continued)

As of December 31, 2020 and 2021, the Group’s accounted for its 40% equity interest in Alnilam International Co., Limited(“Alnilam”) as an equity method investment. The Group recognized a total RMB1,302 share of losses from Alnilam for the years ended December 31, 2020, which were offset against the outstanding balance of loans extended by the Group to the investee. The Group’s share of (loss)/income from Alnilam for the year ended December 31, 2021 was insignificant.

In April 2021, Sunwah Ocean Co., Ltd (“Sunwah”) was set up for which 49% and 51% of Sunwah’s equity interest was held by the Group and a third-party investor, respectively. The Group can exercise significant influence but does not own a majority equity interest in or have control over the investee. The Group recognized RMB nil and RMB895 (US$140) share of income from Sunwah as of December 31, 2020 and 2021, respectively.

As of December 31,2019, 2020 and 2021, besides Sunwah, the Group also held several other equity method investments, all of which the Group can exercise significant influence but does not own a majority equity interest in or have control over the investee. None of the investments, either individually or in aggregate, is considered material to the Group’s financial position. The share of losses from these other equity method investments were RMB 75 and RMB151 for the years ended December 31, 2019 and 2020, respectively, and the share of income from these other equity method investments were RMB265 (US$42) for the year ended December 31, 2021.